PROSPECTUS                                                                                            May 1, 2003

                                                        AMERICAN SKANDIA TRUST
                                            One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------------------
American  Skandia Trust (the "Trust") is an investment  company made up of the following 41 separate  portfolios  ("Portfolios"),  7 of which are offered through this Prospectus:

AST American Century International Growth Portfolio
AST PBHG Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST INVESCO Capital Income Portfolio
AST T. Rowe Price Global Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life  insurance  companies  ("Participating  Insurance  Companies")  writing  variable  annuity contracts and variable  life  insurance  policies.  Shares of the Trust may also be sold  directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and  variable  life  insurance  policy  involves  fees and  expenses  not  described in this
Prospectus.  Please read the  Prospectus  for the  variable  annuity  contract  and  variable  life  insurance  policy for  information regarding the contract or policy, including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission that permits its Investment  Manager,  subject to approval by its Board of  Trustees,  to change  sub-advisors  engaged by the  Investment  Manager to conduct  the  investment  programs  of each
Portfolio without shareholder approval.  For more information, please see this Prospectus under "Management of the Trust."

                                                           TABLE OF CONTENTS
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Caption                                                                                                                Page
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                                                          Risk/Return Summary

         American Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios (the "Portfolios"),  seven of which are offered  through this  Prospectus.  The Portfolios are designed to provide a wide range of investment  options.  Each Portfolio has its own  investment  goal and style (and, as a result,  its own level of risk).  Some of the  Portfolios  offer  potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk.  It is possible to lose money when investing  even in the most  conservative  of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject,  and a Portfolio's  risk will vary based on the  securities  that it  holds at a given  time.  Nonetheless,  based on each  Portfolio's  investment  style  and the  risks typically  associated  with that style,  it is possible to assess in a general  manner the risks to which a Portfolio  will be subject.
The  following  discussion  highlights  the  investment  strategies  and risks of each  Portfolio.  Additional  information  about each
Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

Principal Investment Strategies:
-------------------------------

The AST American  Century  International  Growth  Portfolio  will seek to achieve its  investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the  Sub-advisor  looks for  companies  whose  earnings  and  revenues  are not only  growing,  but are growing at an  accelerating  pace.  For purposes of the
Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The Sub-advisor  tracks financial  information for thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy  is based on the  premise  that,  over the long  term,  the  stocks  of  companies  with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with accelerating  earnings,  the allocation of assets among different  countries and regions also is an important factor in managing an international  portfolio.  For this reason, the Sub-advisor will consider a number of other factors in making  investment  selections,  including the prospects for relative  economic growth among countries  or  regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange  fluctuations  and  tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three  countries  outside of the United  States.  While the  Portfolio's  focus will be on issuers in developed  markets,  the
Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:
---------------

o        The  Portfolio  is an equity  fund,  and the primary  risk is that the value of the stocks it holds will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular  company,  the  industry of which it is a part,  or the securities markets generally.

o        The level of risk of the  international  portfolio  will generally be higher than the level of risk  associated  with domestic equity funds.  Foreign  investments  involve risks such as fluctuations in currency  exchange rates, less liquid and more volatile securities  markets,  unstable  political  and economic  structures,  reduced  availability  of  information,  and lack of uniform financial  reporting and  regulatory  practices  such as those that apply to U.S.  issuers.  While the  Portfolio  does not invest primarily in companies located in developing countries,  it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies.

Alger All-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common and preferred
                                                             stocks.

Goldman Sachs Concentrated     Capital growth                The Portfolio invests primarily in equity securities.
Growth

Principal Investment Strategies:
-------------------------------

The AST PBHG Small-Cap Growth Portfolio (formerly,  the AST Janus Small-Cap Growth Portfolio) will invest, under normal  circumstances, at least 80% of the value of its assets in small capitalization  companies.  For purposes of the Portfolio,  small-sized  companies are those that have market  capitalizations  similar to the market  capitalizations  of the  companies in the Russell 2000(R)Growth Index at the time of the Portfolio's  investment.  The Sub-advisor  expects to focus primarily on those securities whose market  capitalizations or annual  revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell 2000(R)Growth Index and those on which the Sub-advisor  intends to focus the Portfolio's  investments will change with market conditions.  The Sub-Advisor uses its own  fundamental  research,  computer  models and  proprietary  measures of growth in  determining  which  stocks to select for the
Portfolio.  The Sub-Advisor's  investment strategy seeks to identify stocks of companies which have strong business momentum,  earnings growth,  superior  management  teams as well as  stocks  of those  companies  whose  earnings  growth  potential  may not be  currently recognized by the market and whose stock may be considered to be  underpriced  using  various  financial  measurements  employed by the
Sub-advisor, such as price-to-earnings ratios.

The AST Neuberger Berman Mid-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies  with equity  market  capitalizations  that fall within the range of the Russell  Midcap(R)
Index at the time of investment are considered  mid-cap  companies for purposes of the Portfolio.  Some of the  Portfolio's  assets may be invested in the  securities  of  large-cap  companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor  looks for well-managed  companies whose stock prices are undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the  Sub-advisor  may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through  all phases of the  market  cycle.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The  Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected,  or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity securities,  such as common or preferred stocks,  that are listed on
U.S.  exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular  companies and market conditions.

The Portfolio invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

o        High  Unit  Volume  Growth  Companies.  Vital  creative  companies  that  offer  goods  or  services  to a  rapidly  expanding marketplace.  They include both established and emerging firms,  offering new or improved products,  or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  Companies  experiencing  a major  change that is  expected  to produce  advantageous results.  These changes may be as varied as new  management,  products or  technologies,  restructurings  or  reorganizations,  or mergers and acquisitions.

The AST Goldman  Sachs  Concentrated  Growth  Portfolio  (formerly,  the AST JanCap  Growth  Portfolio)  will pursue its  objective  by investing  primarily in equity  securities.  Equities  securities  include common  stocks,  preferred  stocks,  warrants and securities convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes have potential to achieve capital  appreciation  over the long-term.  The Portfolio seeks to achieve its investment  objective by investing, under normal  circumstances,  in  approximately  30-45  companies that are considered by the Sub-adviser to be positioned for long-term growth.

Principal Risks:
---------------

o        All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities  markets  generally.  These  declines can be  substantial.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        The risk to which the  capital  growth  portfolios  are  subject  depends  in part on the size of the  companies  in which the particular  portfolio invests.  Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger  companies,  in part because they may have limited product lines,  markets,  or financial  resources.  Market capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the AST PBHG Small-Cap Growth Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds.  The AST Neuberger  Berman Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk,  and the AST Goldman  Sachs  Concentrated  Growth  Portfolio,  to somewhat less risk than the mid-cap  funds.  The AST Alger
     All-Cap Growth Portfolio may invest in equity securities of companies without regard to capitalization,  and may include large and small companies at the same time.

o        The AST PBHG  Small-Cap  Growth  Portfolio,  the AST Alger All-Cap  Growth  Portfolio  and the AST Goldman Sachs  Concentrated
     Growth Portfolio  generally take a growth approach to investing,  while the AST Neuberger Berman Mid-Cap Value Portfolio generally takes a value approach.  Value stocks are believed to be selling at prices lower than what they are actually  worth,  while growth stocks are those of companies that are expected to grow at above-average  rates. A portfolio  investing primarily in growth stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are subject to the risks that the market may not recognize the stock's actual value or that the market actually valued the stock appropriately.

Growth and Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

INVESCO Capital Income        Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

Principal Investment Strategies:
-------------------------------

The AST INVESCO  Capital  Income  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively  high levels of income and  consistent,  stable  returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Equity  securities  include common  stocks,  preferred stocks, warrants and securities convertible into, or exchangeable for, common or preferred stocks.

Up to 30% of the  Portfolio's  assets may be  invested  in equity  securities  that do not pay  regular  dividends.  In  addition,  the
Portfolio  normally will have some portion of its assets  invested in debt  securities or convertible  bonds.  The Portfolio may invest up to 25% of its total assets in foreign securities,  including securities of issuers in countries  considered to be developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the growth and income portfolio is subject is likely to be somewhat less than a portfolio investing  exclusively for capital growth.  Nonetheless,  the share prices of the growth and income portfolio can decline substantially.  Accordingly,  loss of money is a risk of investing in this fund.

o        The AST INVESCO Capital Income Portfolio invests primarily in equity  securities,  but will normally invest some of its assets in fixed  income  securities.  The values of equity  securities  tend to  fluctuate  more widely  than the values of fixed  income securities.  Therefore, the portfolio will likely be subject to a somewhat higher risk.

o        A Portfolio that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater  risk that the issuer may fail to make  interest and  principal  payments on the securities  when due. The AST INVESCO  Capital Income  Portfolio  generally  invests in  intermediate-  to long-term  fixed income securities.  Fixed income  securities with longer  maturities are generally  subject to greater risk than fixed income  securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST T. Rowe Price International Bond Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The  Portfolio  will invest in all types of bonds including  those issued or guaranteed by the U.S. or foreign  governments or their agencies and by foreign  authorities,  provinces and municipalities  as well as investment  grade corporate  bonds,  mortgage and  asset-backed  securities and high-yield bonds of U.S. and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing  its  maturity  structure  and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market factors,  currency trends,  and credit quality.  The
Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns  and  currency  exchange  rates  appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized through hedging.

Although the Portfolio expects to maintain an  intermediate-to-long  weighted average maturity,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and  frequently  does engage in foreign  currency  transactions such as forward  foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back to the dollar or against  other foreign  currencies  ("cross-hedging").  The Sub-advisor also attempts to reduce currency risks through  diversification  among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging  market  bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be  denominated  in U.S.  dollars.  In addition,  the
Portfolio may invest up to 30% of its assets in mortgage-backed  (including  derivatives,  such as collateralized  mortgage obligations and stripped mortgage securities) and asset-backed securities.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make  interest  and  principal  payments on the  securities  when due.  Fixed  income  securities  with longer maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market  interest  rates.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income  securities,  its substantial investments in foreign fixed income  securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity  investments,  foreign fixed income  investments  involve risks such as  fluctuations  in currency  exchange rates, unstable political and economic structures, lack of liquidity,  reduced availability of information, and lack of uniform financial reporting and  regulatory  practices  such as those that apply to U.S.  issuers.  The AST T. Rowe Price Global Bond  Portfolio can invest to some degree in securities  of issuers in developing  countries and in  lower-quality  fixed income  securities,  and the risks of the Portfolio may be accentuated by these holdings.  The  mortgage-backed  and asset-backed  securities could subject the
     Portfolio to increased volatility in the event of interest rate changes,  which could cause prepayments to increase, and the value of the securities to decrease.

Past Performance

             The bar charts show the  performance  of each  Portfolio  for each full calendar year the Portfolio has been in operation.
The tables below each bar chart show each such  Portfolio's  best and worst quarters  during the periods  included in the bar chart, as well as average  annual total returns for each  Portfolio  since  inception.  This  information  may help provide an indication of each
Portfolio's  risks by showing  changes in performance  from year to year and by comparing the  Portfolio's  performance  with that of a broad-based  securities  index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts through which  Portfolio  shares are purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.  Past performance does not necessarily indicate how a Portfolio will perform in the future.

[graphic here]

                  -------------------------------------------- ------------------------------------------
                  Best Quarter                                 Worst Quarter
                  -------------------------------------------- ------------------------------------------
                  -------------------------------------------- ------------------------------------------
                  Up 49.04%, 4th quarter 1999                  Down 19.42%, 3rd quarter 2002
                  -------------------------------------------- ------------------------------------------

                  ------------------------------ --------------------------- ----------------------------
                  Average annual total returns   Portfolio                   Index:
                  For periods ended 12/31/02                                 Morgan Stanley Capital
                                                                             International (MSCI) EAFE
                                                                             Index
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  1 year                                            -19.47%                      -15.94%
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  5 years                                            -0.72%                       -2.88%
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  Since inception                                     1.76%                       -2.13%
                  (1/2/97)
                  ------------------------------ --------------------------- ----------------------------

[graphic here]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 79.79%, 4th quarter 1999           Down 31.21%, 4th quarter 2000
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                              -34.41%                      -22.09%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 5 years                              -4.45%                       -0.58%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                       4.27%                        9.26%
                 (1/4/94)
                 ---------------------- --------------------- ----------------------------
                 *Between  January 1, 1999 and September 14, 2001, the AST PBHG Small-Cap  Growth  Portfolio was known as the AST Janus
                 Small-Cap  Growth  Portfolio,  and Janus Capital  Management  LLC served as  Sub-advisor  to the  Portfolio.  Prior to
                 January  1, 1999,  the  Portfolio  was known as the  Founders  Capital  Appreciation  Portfolio,  and  Founders  Asset
                 Management LLC served as Sub-advisor to the Portfolio.

[graphic here]
                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 15.95%, 4th quarter 1998           Down 14.89%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -10.56%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               2.68%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       7.65%                        9.47%
                  (5/4/93)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 1, 1998,  the AST Neuberger  Berman Mid-Cap Value  Portfolio was known as the Federated  Utility Income
                  Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

[graphic here]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 14.46%, 4th quarter 2001           Down 20.83%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -35.79%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -28.47%                      -14.55%
                  (12/31/99)
                  ---------------------- --------------------- ----------------------------
                  *Due to the  events of  September  11,  2001,  Massachusetts  Financial  Services  Company  ("MFS")  acted as interim co-sub-advisor in conjunction with Fred Alger Management,  Inc.  ("Alger") for the AST Alger All-Cap Growth Portfolio
                  (the "Alger Fund") from September 17, 2001 through December 9, 2001.  Effective  December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

[graphic here]

                 --------------------------------------- ------------------------------------
                 Best Quarter                            Worst Quarter
                 --------------------------------------- ------------------------------------
                 --------------------------------------- ------------------------------------
                 Up 33.97%, 4th quarter 1999             Down 26.71%, 1st quarter 2001
                 --------------------------------------- ------------------------------------

                 ------------------------ -------------------- -----------------------------
                 Average annual total     Portfolio            Index:
                 returns                                       Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 1 year                               -29.84%                       -22.09%
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 5 years                               -2.90%                        -0.58%
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 10 years                               7.71%                         9.34%
                 ------------------------ -------------------- -----------------------------
                * Prior to November 11, 2002, the AST Goldman Sachs Concentrated  Growth Portfolio was known as the AST JanCap Growth
                Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

[graphic here]

                 ------------------------------------------------ ----------------------------------
                 Best Quarter                                     Worst Quarter
                 ------------------------------------------------ ----------------------------------
                 ------------------------------------------------ ----------------------------------
                 Up 12.32%, 4th quarter 1998                      Down 16.19%, 3rd quarter 2002
                 ------------------------------------------------ ----------------------------------

                 ----------------------------------- -------------------- --------------------------
                 Average annual total returns        Portfolio            Index:
                 For periods ended 12/31/02                               Standard & Poors 500
                                                                          Index
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 1 year                                          -17.49%                    -22.09%
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 5 years                                           0.01%                     -0.58%
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 Since Inception                                   6.97%                      9.77%
                 (1/4/94)
                 ----------------------------------- -------------------- --------------------------

[graphic here]

                  ------------------------------------- --------------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------------
                  ------------------------------------- --------------------------------------------
                  Up 7.85%, 2nd quarter 2002            Down 5.56%, 1st quarter 1999
                  ------------------------------------- --------------------------------------------

                  ----------------------------------------- -------------- -------------------------
                  Average annual total returns              Portfolio      Index:
                  For periods ended 12/31/02                               Lehman Brothers Global
                                                                           Aggregate Index
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  1 year                                           15.03%                    16.53%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  5 years                                           4.33%                     5.66%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  Since Inception                                   3.62%                     5.80%
                  (5/3/94)
                  ----------------------------------------- -------------- -------------------------
                  *Prior to May 1, 1996,  the AST T. Rowe Price Global Bond Portfolio was known as the AST Scudder  International  Bond
                  Portfolio, and Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold  shares of the  Portfolios.  Unless  otherwise indicated, the expenses shown below are for the year ending December 31, 2002.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because  shares of the  Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product should be  carefully  reviewed for  information  on the charges and  expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                Management    Distribution  Other        Total Annual     Fee Waivers    Net
                                                Fees          and           Expenses     Portfolio       and Expense     Annual
                                                              Service                    Operating       Reimbursement(2)Fund
Portfolio:                                                    (12b-1)                    Expenses                        Operating
                                                              Fees(1)                                                    Expenses
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
AST American Century International Growth           1.00          0.00           0.25         1.25            N/A             1.25
AST PBHG Small-Cap Growth                           0.90          0.11           0.22         1.23            N/A             1.23
AST Neuberger Berman Mid-Cap Value                  0.90          0.09           0.17         1.16            N/A             1.16
AST Alger All-Cap Growth                            0.95          0.15           0.19         1.29            N/A             1.29
AST Goldman Sachs Concentrated Growth               0.90          0.04           0.15         1.09            (0.06)          1.03
AST INVESCO Capital Income                          0.75          0.03           0.17         0.95            N/A             0.95
AST T. Rowe Price Global Bond                       0.80          0.00           0.26         1.06            N/A             1.06

(1) As  discussed  below  under  "Management  of the  Trust - Fees  and  Expenses,  the  Trustees  adopted  a  Distribution  Plan  (the
"Distribution  Plan") under Rule 12b-1 to permit an affiliate of the Trust's  Investment  Manager to receive  brokerage  commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios are not expected to increase as a result of the  Distribution  Plan, the staff of the  Securities  and Exchange  Commission  takes the position that  commission  amounts received  under the  Distribution  Plan should be reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts directed to the affiliate under the Distribution  Plan.  Although there are no maximum amounts  allowable,  actual  commission  amounts directed under the Distribution Plan will vary and the amounts directed during the last full fiscal year of the Plan's operations may differ from the amounts listed in the above chart.
(2) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,  2004.  The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST American Century International Growth           $127              $397              $686             $1,511
AST PBHG Small-Cap Growth                            125               390              676               1,489
AST Neuberger Berman Mid-Cap Value                   118               368              638               1,409
AST Alger All-Cap Growth                             131               409              708               1,556
AST Goldman Sachs Concentrated Growth                105               328              569               1,259
AST INVESCO Capital Income                            97               303              526               1,166
AST T. Rowe Price Global Bond                        108               337              585               1,294

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and limitations for each of the Portfolios are described  below.  While certain  policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks, opportunities  and returns of investing in each  Portfolio  will  differ.  The  investment  objectives  and policies of the  Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance  that the investment  objective of any Portfolio  will be achieved.  Risks relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under "Certain Risk Factors and
Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will seek to achieve its  investment  objective by investing  primarily in equity  securities of  international companies  that the  Sub-advisor  believes will  increase in value over time.  The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the Sub-advisor  looks for companies whose earnings and revenues are not only growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example, by growth that is faster this quarter  than last or faster this year than the year  before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information for thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings,  the allocation of assets among  different  countries and regions also is an important  factor in managing an  international  portfolio.  For this reason, the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including  the  prospects  for relative economic  growth  among  countries  or regions,  economic  and  political  conditions,  expected  inflation  rates,  currency  exchange fluctuations  and tax  considerations.  Under  normal  conditions,  the  Portfolio  will  invest at least  65% of its  assets in equity securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the
Portfolio has not otherwise established geographic requirements for asset distribution.

         While the  Portfolio's  focus will be on issuers in developed  markets,  the  Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign investments either directly in foreign  securities,  or indirectly by purchasing  depositary  receipts.  Securities  purchased in foreign markets may either be traded on foreign securities  exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can  decrease as well as  increase.  As a fund  investing primarily in equity securities of foreign issuers,  the Portfolio may be subject to a level of risk and share price fluctuation  higher than most funds that invest primarily in domestic  equities.  Foreign  companies may be subject to greater economic risks than domestic companies,  and foreign  securities  are subject to certain risks relating to political,  regulatory  and market  structures and events that  domestic  securities  are not subject to. To the extent the Portfolio  invests in  securities of issuers in developing  counties, the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities  of U.S.  issuers may be included  in the  Portfolio  from time to time.  The  Portfolio  also may invest in bonds, notes and debt  securities of companies and  obligations  of domestic or foreign  governments  and their  agencies.  The Portfolio will limit its purchases of debt  securities to  investment  grade  obligations.  The  Portfolio  may enter into  non-leveraged  stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative  securities  may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of  depositary  receipts),  currencies,  interest  rates,  securities  indices or other  financial  indicators  ("reference indices").  The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible  investment  because the  Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales
"against the box."

         Forward Currency Exchange  Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange rates between foreign  currencies and the U.S. dollar.  To protect against adverse  movements in exchange rates, the Portfolio may, for hedging purposes only, enter into forward foreign  currency  exchange  contracts.  The Portfolio may enter into a forward contract to "lock-in" an exchange rate for a specific  purchase or sale of a security.  Less  frequently,  the
Portfolio  may enter  into a forward  contract  to seek to  protect  its  holdings  in a  particular  currency  from a decline  in that currency.  Predicting  the relative  future  values of  currencies  is very  difficult,  and there is no assurance  that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may invest up to 10% of its assets in certain  foreign  countries  indirectly through  investment funds and registered  investment  companies that invest in those countries.  If the Portfolio invests in investment companies, it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the  securities  that the  Portfolio  may invest in and their  risks is  included  below  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under  exceptional  market or economic  conditions,  the  Portfolio may  temporarily  invest all or a substantial portion of its assets in cash or investment-grade  short-term  securities.  While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

         The  Portfolio  normally  pursues its  objective by investing  primarily in the common stocks of  small-sized  companies.  For purposes  of the  Portfolio,  small-sized  companies  are  generally  those  that have  market  capitalizations  similar  to the market capitalizations  of the  companies  in the Russell  2000(R)Growth  Index at the time of the  Portfolio's  investment.  The  Sub-advisor expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Growth  Index and those on which the  Sub-advisor  intends to focus the
Portfolio's investments will change with market conditions.

         The  Sub-Advisor  believes that  discipline and  consistency  are important to long-term  investment  success.  This belief is reflected in its investment process.  For this Portfolio,  the Sub-Advisor uses a fundamental and quantitative  investment process that is extremely  focused on business  momentum,  as  demonstrated  by such things as earnings or revenue and sales  growth.  Using its own fundamental  research and bottom-up  approach to investing,  the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place recognizes their fundamental value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by creating a universe for companies that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The Sub-Advisor  then ranks each company in its universe using proprietary  software and research models that incorporate  attributes for successful  growth like positive  earnings  surprises, upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The  Sub-Advisor  will also review its universe to identify  companies which possess growth  attributes but whose growth  potential and fundamental  value have not been recognized by the market and whose stock may be considered  underpriced using certain financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive  advantages like brand or market niche,  its management team and its current and future business  prospects.  Finally,  using its own fundamental  research and a bottom-up  approach to investing,  the  Sub-Advisor  evaluates each company's  business  momentum to determine  whether the company can sustain its  current  growth  trend,  or if the company is  currently  out of market  favor,  whether it has the  potential  to achieve significant appreciation as the marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends on many  factors.  Generally  speaking,  however,  the  Sub-Advisor considers  selling a security when  anticipated  future  appreciation is no longer  probable,  alternative  investments  offer superior appreciation  prospects,  the risk of a  decline  in its  market  price  is too  great  or a  deterioration  in  business  momentum  or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio  invests  primarily in common  stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities  in the  Portfolios  will  fluctuate.
These price movements may occur because of changes in the financial  markets as a whole, a company's  individual  situation or industry changes.  These risks are greater for companies  with smaller  market  capitalizations  because they tend to have more limited  product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio  may invest to a lesser degree in types of securities  other than common  stocks,  including  preferred  stocks, warrants, and convertible securities

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may invest up to 15% of its total assets in foreign  securities.  The Portfolio may invest directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through  depositary  receipts or passive  foreign investment  companies.  Generally,  the  same  criteria  are  used to  select  foreign  securities  as  domestic  securities.  American
Depository  Receipts and foreign  issuers traded in the United States are not considered to be Foreign  Securities for purposes of this investment limitation.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  may use  derivative  instruments  to hedge the value of its  portfolio  against  potential  adverse  movements in securities prices, currency exchange rates or interest rates.

         For more  information  on the types of  securities  other than  common  stocks in which the  Portfolio  may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the Sub-advisor is otherwise unable to locate favorable investment  opportunities,  the Portfolio's investments may be hedged to a greater  degree  and/or its cash or similar  investments  may  increase.  In other  words,  the  Portfolio  does not always  stay fully invested in stocks and other  equity  securities.  The  Portfolio's  cash and similar  investments  may include  high-grade  commercial paper,  certificates  of deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or others.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap  companies for purposes of the Portfolio.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by  diversifying  among many companies and industries.

          Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor  looks for  well-managed  companies whose stock prices are  undervalued  and that may rise in price before other  investors  realize their worth.  The  Sub-advisor  may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these  companies  include strong  fundamentals,  including a low  price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high  level of stock  ownership  among  management,  or a recent  sharp  decline  in stock  price  that  appears  to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally considers selling a stock when it reaches a target price, when it fails to perform as expected,  or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks when the market or the economy is not robust,  or fall in price or be difficult  to sell during  market  downturns.  While value investing  historically  has involved less risk than investing in growth  companies,  the stocks purchased by the Portfolio will remain undervalued  during a short or extended  period of time.  This may happen  because value stocks as a category lose favor with investors compared to growth  stocks,  or because the  Sub-advisor  failed to anticipate  which stocks or industries  would benefit from changing market or economic conditions.

Other Investments:

         Although  equity  securities  are  normally  the  Portfolio's  primary  investment,  it may  invest in  preferred  stocks  and convertible  securities,  as well as the types of securities  described below.  Additional  information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio may also invest in fixed income or debt  securities.  The Portfolio may invest up to
15% of its total assets,  measured at the time of investment,  in debt securities that are rated below  investment  grade or comparable unrated securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may  invest  up to 10% of the  value  of its  total  assets,  measured  at the  time  of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the percentage of the  Portfolio's  assets that may be invested in securities of foreign  companies that are  denominated in U.S.  dollars.  In addition, the Portfolio  may enter into foreign  currency  transactions,  including  forward  foreign  currency  contracts and options on foreign currencies,  to manage currency risks, to facilitate transactions in foreign securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The Portfolio may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its portfolio,  and may purchase call options in related closing transactions.  The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate  Investment  Trusts  (REITs).  The  Portfolio  may invest in REITs.  REITs are pooled  investment  vehicles  which invest  primarily in real estate or real estate loans.  Additional  information  about these  investments  and the special risk factors that apply to them is included in this Prospectus and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other conditions,  it may temporarily  depart from its objective of capital growth and invest substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The  Portfolio may invest in the equity  securities of companies of all sizes,  and may emphasize either  larger or  smaller  companies  at a given  time  based on the  Sub-advisor's  assessment  of  particular  companies  and market conditions.

         The  Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes  that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established  and emerging  firms,  offering new or improved  products,  or firms simply  fulfilling an increased demand for an existing product line.

         Positive  Life  Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is  expected  to  produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity  securities,  the value of the  securities  held by the Portfolio may decline.
These  declines can be  substantial.  In addition,  the growth  stocks in which the  Portfolio  primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition to  investing  in common and  preferred  stocks,  the  Portfolio  may invest in  securities  convertible  into or exchangeable for equity  securities,  including  warrants and rights. The Portfolio may invest up to 20% of its total assets in foreign securities.  (American  Depositary  Receipts or other U.S. dollar denominated  securities of foreign issuers are not subject to the 20%
limitation.)

         The  Portfolio may purchase put and call options and write (sell) put and covered call options on  securities  and  securities indices to increase gain or to hedge against the risk of unfavorable  price  movements.  However,  the  Sub-advisor  does not currently intend to rely on these option  strategies  extensively,  if at all. The Portfolio may purchase and sell stock index futures  contracts and options on stock index futures contracts.  The Portfolio may sell securities "short against the box."

         An additional  discussion of these types of  investments  and their risks is included in this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio may invest up to 100% of its assets in cash,  commercial  paper,  high-grade  bonds or cash equivalents for temporary  defensive  reasons if the Sub-advisor  believes that adverse market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However,  while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST JanCap Growth  Portfolio) is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective by investing  primarily in equity  securities.  Equity  securities  include  common stocks,  preferred  securities,  warrants and securities  convertible into or exchangeable for common or preferred stocks.  Investments will be in companies that the Sub-advisor  believes have potential to achieve capital  appreciation  over the long-term.  The Portfolio seeks to achieve its  investment  objective by  investing,  under normal  circumstances,  in  approximately  30-45  companies  that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Portfolio invests a substantial  portion (or all) of its assets in equity securities,  the Portfolio is subject to the risks  associated with investments in equity  securities,  and the Portfolio's  share price therefore may fluctuate  substantially.
This is true despite the Portfolio's  focus on the securities of larger  more-established  companies.  The Portfolio's share price will be affected by changes in the stock  markets  generally,  and  factors  specific to a company or an industry  will affect the prices of particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in  government  regulations  affecting  an  industry).  Because of the types of  securities  it invests  in, the  Portfolio  is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than  short-term  gains.  However, short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated changes in interest  rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not  foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations" from time to time. A "special  situation" arises when, in the opinion of the  Sub-advisor,  the  securities  of a  particular  company will be  recognized  and  appreciate  in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special situations"  carries an additional  risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

         Non-Diversified  Status.  The Portfolio is  classified as a  "non-diversified"  investment  company under the 1940 Act,  which means the Portfolio is not limited by the 1940 Act in the  proportion of its assets that may be invested in the  securities of a single issuer.  However, the Portfolio intends to meet certain  diversification  standards under the Internal Revenue Code that must be met to relieve the  Portfolio of liability  for Federal  income tax if its earnings are  distributed  to  shareholders.  As a  non-diversified fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt securities when the Portfolio  perceives an opportunity  for capital growth from such  securities.  The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its  assets in zero  coupon,  pay-in-kind  and step  coupon  securities  (securities  that do not,  or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales  "against the box." In addition,  the Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Foreign  Securities.  The  Portfolio  may also  purchase  securities of foreign  issuers,  including  foreign  equity and debt securities  and  depositary  receipts.  Foreign  securities  are selected  primarily on a  stock-by-stock  basis without  regard to any defined  allocation  among  countries or  geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures,  Options and Other Derivative  Instruments.  The Portfolio may enter into futures  contracts on securities,  financial indices and  foreign  currencies  and  options on such  contracts  and may  invest in options on  securities,  financial  indices  and  foreign currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively  "derivative  instruments").  The
Portfolio  intends  to use most  derivative  instruments  primarily  to hedge  the value of its  portfolio  against  potential  adverse movements  in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited  extent,  the  Portfolio  may also use derivative  instruments for non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than  common  stocks in which the  Portfolio  may  invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the Sub-advisor is of the opinion  that  appropriate  investment  opportunities  for capital  growth with  desirable  risk/reward  characteristics  are unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will  include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST INVESCO CAPITAL Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth and current income while  following  sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and  consistent,  stable returns.  The Portfolio  normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.

         Up to 30% of the  Portfolio's  assets may be invested in equity  securities  that do not pay regular  dividends.  In addition, the  Portfolio  normally  will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The Portfolio may invest  up to 25% of its  total  assets  in  foreign  securities,  including  securities  of  issuers  in  countries  considered  to be developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

         The  Portfolio's  investments  in common  stocks  may,  of course,  decline in value,  which will  result in  declines  in the
Portfolio's  share price.  Such declines could be substantial.  To minimize the risk this presents,  the  Sub-advisor  will not invest, with respect to 75% of the value of the Portfolio's total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or in more than 10% of the voting  securities of any one company.  In addition,  the Portfolio will not invest more than 25% of the Portfolio's  assets in any one industry.  In light of the Portfolio's  focus on income producing  stocks,  its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments in debt  securities  will generally be subject to both credit risk and market risk.  Credit risk  relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due.  Market risk  relates to the fact that the market  values of debt  securities  in which the  Portfolio  invests  generally  will be affected by changes in the level of  interest  rates.  An  increase in  interest  rates will tend to reduce the market  values of debt  securities, whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will limit the  Portfolio's  debt security  investments  to  securities  it believes are not highly  speculative,  both kinds of risk are  increased by investing in debt securities  rated below the top four  grades by Standard & Poor's  Corporation  or Moody's  Investors  Services,  Inc.,  or  equivalent unrated debt securities ("junk bonds").

         In order to minimize its risk in investing in debt  securities,  the  Portfolio  will invest no more than 15% of its assets in junk  bonds,  and in no event will the  Portfolio  ever  invest in a debt  security  rated  below Caa by  Moody's or CCC by  Standard &
Poor's.  While the  Sub-advisor  will monitor all of the debt  securities in the  Portfolio  for the issuers'  ability to make required principal and interest  payments and other quality  factors,  the  Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks  involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes or government  securities,  or held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.

      Fixed income securities  include  securities issued or guaranteed by the U.S.  government,  its agencies or  government-sponsored enterprises;  corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
mortgage and other  asset-backed  securities;  inflation-indexed  bonds issued by both governments and corporations;  structured notes, included hybrid or "indexed"  securities,  event-linked  bonds and loan  participations;  delayed  portfolio loans and revolving credit securities;  bank certificates of deposit,  fixed time deposits and bankers' acceptances;  repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies and government-sponsored  enterprises;  obligations of foreign  governments  or their  subdivisions,  agencies and  government-sponsored  enterprises;  and  obligations  of  international agencies or supranational entities.

      To achieve its objectives,  the Portfolio  intends to invest  primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign  governments or their agencies and by foreign  authorities,  provinces and  municipalities as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The Portfolio seeks to moderate price  fluctuation by actively  managing its maturity  structure and currency  exposure.  The Sub-advisor bases its investment decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears  attractive,  or, if the currency trend is unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized  through  hedging.  These bonds must, at the time of purchase,  have received an  investment-grade  rating from at least one rating agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below investment-grade by other agencies.  Such bonds are called "split-rated").

         Although  the  Portfolio  expects to  maintain  an  intermediate-to-long  weighted  average  maturity,  there are no  maturity restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign  currency transactions such as forward foreign currency exchange  contracts,  hedging its foreign currency exposure back to the dollar or against other foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce currency risks through  diversification  among foreign  securities and active  management of currency  exposures.  The  Sub-advisor  may use foreign  forward  currency  contracts and currency  options to hedge the risk to the Portfolio  when foreign  currency  exchange rate movements are expected to be unfavorable to
U.S. investors.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the Portfolio to currency contracts and currency options.  If the Sub-advisor's forecast of currency movements proves wrong, this hedging activity may cause a loss.

         The  Portfolio  may also invest up to 20% of its assets in the  aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging  market  bonds.  Some  emerging  market  bonds,  such as Brady  Bonds,  may be  denominated  in U.S.  dollars.  In addition, the Portfolio may invest up to 30% of its assets in mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

         Like any fixed income fund,  the value of the Portfolio  will  fluctuate in response to changes in market  interest  rates and the credit  quality of  particular  companies.  International  fixed income  investing,  however,  involves  additional  risks that can increase the potential for losses.  These  additional  risks include  varying  stages of economic and political  development of foreign countries,  differing  regulatory and accounting  standards in non-U.S.  markets,  and higher transaction costs.  Because a substantial portion of the  Portfolio's  investments are  denominated in foreign  currencies,  exchange rates are also likely to have a significant impact on total Portfolio  performance.  For example,  a rise in the U.S. dollar's value relative to the Japanese yen will decrease the
U.S.  dollar value of a Japanese bond held in the Portfolio,  even though the price of that bond in yen remains  unchanged.  Therefore, because of these  currency  risks and the risks of investing in foreign  securities  generally,  the  Portfolio  will involve a greater degree of risk and share price  fluctuation than a fund investing  primarily in domestic fixed income  securities,  but ordinarily will involve less risk than a fund investing  exclusively in foreign fixed income securities.  In addition,  the Portfolio's focus on longer maturity  bonds  will tend to cause  greater  fluctuations  in value  when  interest  rates  change.  The  Portfolio's  investments  in mortgage-backed  and  asset-backed  securities  could further  result in increased  volatility,  as these  securities  are sensitive to interest rate changes.  Further,  these  securities  carry special risks in the event of declining  interest  rates,  which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities.  The Portfolio's  investments in debt securities may include  securities issued or guaranteed by the U.S. and foreign  governments,  their agencies,  instrumentalities or political  subdivisions,  securities issued or guaranteed by supranational organizations  (e.g.,  European  Investment  Bank,  InterAmerican  Development  Bank or the World Bank),  bank or bank holding  company securities, foreign and domestic corporate debt securities, and commercial paper.

         The  Portfolio may invest in zero coupon  securities,  which are  securities  that are purchased at a discount from their face value,  but that do not make cash interest  payments.  Zero coupon  securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The  Portfolio  may invest in Brady Bonds,  which are used as a means of  restructuring  the  external  debt burden of certain emerging countries.  Even if the bonds are collateralized,  they are often considered speculative  investments because of the country's credit  history or other  factors.  The Portfolio  may purchase the  securities of certain  foreign  investment  funds or trusts called passive foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain  countries.  In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified  Investment  Company.  The Portfolio intends to select its investments from a number of country and market sectors,  and intends to have  investments  in securities  of issuers from a minimum of three  different  countries  (including  the United  States).
However,  the Portfolio is considered a  "nondiversified"  investment  company for purposes of the  Investment  Company Act of 1940. As such,  the  Portfolio may invest more than 5% of its assets in the  fixed-income  securities of  individual  foreign  governments.  The
Portfolio  generally  will not invest more than 5% of its assets in any  individual  corporate  issuer,  except with respect to certain short-term  investments.  As a  nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio may buy and sell futures contracts (and related options) for a number of reasons  including:  to manage exposure to changes in interest rates,  securities  prices and currency  exchange rates; as an efficient means of adjusting  overall exposure to certain markets; to earn income; to protect the value of portfolio securities;  and to adjust the portfolio's  duration.  The Portfolio may purchase or write call and put options on securities,  financial indices,  and foreign  currencies.  The Portfolio may invest up to
10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the Portfolio may invest and their risks in included below under "Certain
Risk Factors and Investment Methods."

Temporary  Investments.  To protect against adverse  movements of interest rates,  the Portfolio may invest without limit in short-term obligations  denominated in U.S. and foreign currencies such as certain bank obligations,  commercial paper,  short-term government and corporate  obligations,  repurchase  agreements  and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide flexibility in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its  portfolio  securities,  regardless  of the  length of time that  they  have been  held,  if the
Sub-advisor  and/or  the  Investment  Manager  determines  that it  would  be in the  Portfolio's  best  interest  to do so.  It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the  Sub-advisor's  or
Investment  Manager's  control.  Such transactions  will increase a Portfolio's  "portfolio  turnover." A 100% portfolio  turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover  rates may vary  substantially  from year to year,  it is  anticipated  that the following  Portfolios  may regularly have annual rates of turnover exceeding 100%:

         AST American Century International Growth Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Goldman Sachs Concentrated Growth Portfolio
         AST T. Rowe Price Global Bond Portfolio

         A high rate of portfolio turnover involves  correspondingly  higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset  value per share  ("NAV")  of each  Portfolio  is  determined  as of the time of the close of the New York Stock
Exchange  (the "NYSE")  (which is normally 4:00 p.m.  Eastern  Time) on each day that the NYSE is open for business.  NAV is determined by  dividing  the  value of a  Portfolio's  total  assets,  less any  liabilities,  by the  number of total  shares  of that  Portfolio outstanding.  In  general,  the  assets  of each  Portfolio  are  valued  on the  basis  of  market  quotations.  However,  in  certain circumstances  where market  quotations are not readily  available or are believed to be inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair value.  Because NAV is calculated  and purchases may be made only on business  days, and because  securities  traded on foreign  exchanges may trade on other days,  the value of a Portfolio's  investments  may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the  Portfolios  may be made only by separate  accounts of  Participating  Insurance  Companies for the purpose of investing assets  attributable to variable annuity contracts and variable life insurance  policies  ("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem shares of the
Trust based on, among other things,  the amount of premium  payments to be invested and the amount of surrender  and transfer  requests to be effected on that day under the variable annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for trading.  Orders received  before 4:00 P.M.  Eastern time are effected at the NAV determined as of 4:00 P.M.
Eastern Time on that same day.  Orders  received  after 4:00 P.M.  Eastern Time are effected at the NAV  calculated  the next  business day.  Payment  for  redemptions  will be made  within  seven days after the  request is  received.  The Trust does not assess any fees, either  when it sells or when it redeems  its  securities.  However,  surrender  charges,  mortality  and  expense  risk fees and other charges may be  assessed by  Participating  Insurance  Companies  under the  variable  annuity  contracts  or variable  life  insurance policies.  Please  refer  to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this Prospectus,  American Skandia Life Assurance  Corporation ("ASLAC") and Kemper Investors Life Insurance
Company are the only  Participating  Insurance  Companies.  The profit  sharing plan  covering  employees of ASLAC and its  affiliates, which is a retirement  plan  qualified  under Section  401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of  investment in the Trust by various  insurance  companies for the benefit of their  contractholders  and by various  qualified  plans.  These conflicts could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other  reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such  conflicts.  Should any  conflict  arise that would  require a  substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Acquisition of American Skandia by Prudential Financial,  Inc.: On December 19, 2002, Skandia Insurance Company Ltd.  ("Skandia"),  the
ultimate parent company of American Skandia  Investment  Services,  Inc.  ("ASISI"),  announced that it reached a definitive  agreement with Prudential  Financial,  Inc.  ("Prudential") to sell American Skandia,  Inc.  ("ASI"),  and its subsidiaries,  including ASISI, to
Prudential (the  "Transaction").  Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance  companies in many  countries.  The predecessor to Skandia  commenced  operations in 1855.  Founded in 1875,  Prudential is a publicly held financial services company primarily engaged in providing life insurance,  property and casualty insurance, mutual funds, annuities,  pension and retirement  related services and  administration,  asset  management,  securities  brokerage,  banking and trust services,  real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

         The  Transaction  is  anticipated  to close  during the  second  quarter of 2003 (the  "Closing").  Prudential  and ASI do not
anticipate that the portfolio  management or the day-to-day  operation of the Portfolios will be adversely  impacted as a result of the
Transaction.

Investment Managers:  ASISI, One Corporate Drive, Shelton,  Connecticut,  has served as Investment Manager to the Trust since 1992, and serves as investment  manager to a total of 72 investment  company  portfolios  (including the  Portfolios of the Trust).  Prior to the
Closing  of the  Transaction,  ASISI  will  continue  to serve as sole  Investment  Manager  to the  Trust.  Upon  the  Closing  of the
Transaction,  ASISI will serve as co-manager of the Trust along with Prudential  Investments  LLC ("PI") (each an "Investment  Manager"
and together the "Investment  Managers").  PI is located at Gateway Center Three, 100 Mulberry Street,  Newark,  New Jersey, and serves as investment manager to the investment companies that comprise the Prudential mutual funds.

         The  Trust's  Investment  Management  Agreements,  on behalf of each  Portfolio,  with ASISI,  effective  until the Closing of
Transaction (the "Current  Management  Agreements"),  provide that ASISI will furnish each applicable  Portfolio with investment advice and  administrative  services  subject to the  supervision of the Board of Trustees and in conformity  with the stated  policies of the applicable  Portfolio.  ASISI has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase, retention and sale of portfolio  securities.  ASISI is responsible for monitoring the activities of the  Sub-advisors  and reporting on such  activities  to the  Trustees.  ASISI must also provide,  or obtain and  supervise,  the  executive,  administrative,  accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         Upon the  Closing  of the  Transaction,  new  Investment  Management  Agreements  (the "New  Management  Agreements")  will be effective among the Trust, on behalf of each Portfolio,  and ASISI and PI as co-managers.  As co-manager,  PI will provide  supervision and  oversight  of  ASISI's  investment  management  responsibilities  with  respect  to the  Trust.  Pursuant  to the  New  Management
Agreements,  ASISI and PI jointly will administer each Portfolio's business affairs and supervise each Portfolio's  investments.  Under the New  Management  Agreements,  subject  to  approval  by the Board of  Trustees,  ASISI and PI may  select  and  employ  one or more sub-advisors  for a Portfolio,  who will have primary  responsibility  for  determining  what  investments the Portfolio will purchase, retain and sell.

         The Trust has obtained an exemption from the Securities and Exchange  Commission that permits an Investment  Manager,  subject to  approval  by the Board of  Trustees  of the Trust,  to change  sub-advisors  for a  Portfolio  and to enter  into new  sub-advisory agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies  that are organized in a similar  manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the Sub-advisors by an Investment Manager and the Trustees.

Sub-advisors:

         American Century Investment  Management,  Inc. ("American  Century"),  American Century Tower, 4500 Main Street,  Kansas City,
Missouri  64111,  serves as  Sub-advisor  for the AST  American  Century  International  Growth  Portfolio.  American  Century has been providing  investment  advisory  services to  investment  companies  and  institutional  clients  since 1958.  As of December 31, 2002,
American Century and its affiliates managed assets totaling approximately $72 billion.

         American Century utilizes a team of portfolio  managers,  assistant  portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio  manager  members of the portfolio team  responsible  for management of the AST American  Century  International
Growth Portfolio are Henrik Strabo and Mark S. Kopinski.  Henrik Strabo joined American Century in 1993 as an investment  analyst,  has been a portfolio  manager member of the  international  team since 1994 and has managed the AST American Century  International  Growth
Portfolio  since its  inception.  Mark S.  Kopinski,  Vice  President and Portfolio  Manager for American  Century,  rejoined  American
Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to
March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         Fred Alger Management,  Inc. ("Alger"),  111 Fifth Avenue, New York, NY 10003, serves as Sub-advisor for the AST Alger All-Cap
Growth  Portfolio.  Alger has been an investment  advisor since 1964,  and as of December 31, 2002 managed mutual fund and other assets totaling approximately $8.4 billion.

         Fred M. Alger III is the chief market  strategist for the Portfolio,  overseeing the investments of the Portfolio.  Mr. Alger, who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed  all of Alger's  portfolios  prior to 1995.  David
Hyun is the  individual  responsible  for the day-to-day  management of the Portfolio and has served in that capacity  since  September
2001.  Mr. Hyun has been employed by Alger as an Executive  Vice  President  since  September  2001,  prior to which he was employed by
Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000, and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the impact on Alger as a result of the World Trade Center  destruction on September 11, 2001,  Massachusetts  Financial
Services Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the AST Alger All-Cap Growth Portfolio from September
17, 2001 through December 9, 2001.  Effective December 10, 2001, Alger resumed the role as the sole Sub-advisor for the Portfolio.

         Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip, New York, New York 10005.  GSAM registered as an investment  advisor in 1990.  Prior to the end of April  2003,  Goldman  Sachs  Asset  Management,  a business  unit of the  Investment
Management Division of Goldman,  Sachs & Co. ("Goldman Sachs") served as investment  Sub-advisor for the AST Goldman Sachs Concentrated
Growth  Portfolio  (formerly,  the AST JanCap Growth  Portfolio).  On or about April 26, 2003, GSAM assumed  Goldman Sachs'  investment advisory  responsibilities  for this Portfolio.  GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance  companies and individual  investors.  GSAM, along with other units of the Investment  Management Division of
Goldman Sachs, managed approximately $329.6 billion in assets as of December 31, 2002.

         The portfolio  managers  responsible  for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth  Portfolio
  since Goldman Sachs became the  Portfolio's  Sub-advisor  in November 2002 are Herbert  Ehlers,  David Shell,  CFA,  Steven M. Barry,
  Gregory H. Ekizian,  CFA, Kenneth  Berents,  Ernest C. Segundo,  Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr.
  Ehlers  began his  investment  careet  in the  1960s  and is a  Managing  Director/Partner  of  Goldman,  Sachs & Co. He is the Chief
  Investment  Officer for the Growth  Team.  He served as CEP of Liberty  Investment  Management  ("Liberty")  prior to Goldman  Sachs'
  acquisition of Liberty in 1997.  Mr. Ehlers joined  Liberty's  predecessor  firm,  Eagle Asset  Management,  in 1980. Mr. Shell,  Mr.
  Barry and Mr.  Ekizian are Co-Chief  Investment  Officers and senior  portfolio  managers for the Growth Team.  Mr. Shell served as a senior  portfolio  manager at Liberty  prior to Goldman  Sachs'  acquisition  of Liberty  and had been  employed  by Liberty  and its predecessor  firm since 1987.  Mr.  Ekizian served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of
  Liberty and had been employed by Liberty and its predecessor  firm since 1990.  Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance Capital  Management  where he served for eleven years.  Mr. Berents is a senior  portfolio  manager.
  Prior to joining  Goldman  Sachs in 2000,  he served for seven years as Managing  Director  and  Director of Research for First Union
  Securities,  Inc. Mr. Segundo is a senior portfolio manager.  Prior to Goldman Sachs'  acquisition of Liberty,  Mr. Segundo served as a senior  portfolio  manager at Liberty and had been with Liberty and its predecessor firm since 1992. Mr. Pyne is a senior portfolio manager and joined the firm in 1997.  Mr.  Kolar is a  portfolio  manager  and has been with the firm since  1994.  Mr.  Shattan is a portfolio  manager and joined the firm in 1999.  From 1997 to 1999,  Mr.  Shattan was an equity  research  analyst for Salomon  Smith
  Barney.

         INVESCO Funds Group, Inc.  ("INVESCO"),  4350 South Monaco Street,  Denver,  Colorado 80237, serves as Sub-advisor for the AST
INVESCO  Capital  Income  Portfolio.  INVESCO was  established  in 1932.  AMVESCAP  PLC,  the parent of INVESCO,  is one of the largest independent investment management businesses in the world and managed approximately $332.6 billion of assets as of December 31, 2002.

                  The portfolio  managers  responsible for the day-to-day  management of the AST INVESCO  Capital Income  Portfolio are
  Jeff Morris and Sean Katof,  and Robert (Bob) Hickey.  Mr. Katof has served as  Co-Manager  of the Portfolio  since May 2003 and is a vice president of INVESCO.  He joined  INVESCO in 1994. Mr. Morris has served as Co-Manager of the Portfolio  since May 2003 and is a vice  president of INVESCO.  He joined  INVESCO in 1991. Mr. Hickey,  who recently  joined  INVESCO as vice  president,  had been the director of corporate bonds for Van Kampen Investments and had been affiliated with Van Kampen since 1988.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as Sub-advisor for the AST
Neuberger  Berman Mid-Cap Value Portfolio.  NB Management and its predecessor  firms have specialized in the management of mutual funds since 1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal  broker in the purchase and sale of portfolio securities  for the  Portfolios  for which it serves as  Sub-advisor,  and  provides  NB  Management  with  certain  assistance  in the management  of the  Portfolios  without added cost to the  Portfolios or ASISI.  NB Management  and its  affiliates  manage  securities accounts, including mutual funds, that had approximately $56.1 billion of assets as of December 31, 2002.

                  The portfolio manager  responsible for the day-to-day  management of the AST Neuberger Berman Mid-Cap Value Portfolio
  is Andrew  Wellington.  Mr.  Wellington has been managing the Portfolio  since May 2003.  Mr.  Wellington has been with NB Management since 2001,  where he is currently a Managing  Director and a Portfolio  Manager.  From 2000 until 2001, Mr.  Wellington  served as a
  Portfolio Manager at Pzena Investment Management ("Pzena").  From 1996 until 1999, he served as a Senior Research Analyst at Pzena.

         Pilgrim Baxter & Associates,  Ltd.  ("Pilgrim  Baxter"),  1400 Liberty Ridge Drive,  Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth  Portfolio.  Founded in 1982,  Pilgrim Baxter serves as investment  advisor to the PBHG Funds, as well as advisor or  sub-advisor  to pension and  profit-sharing  plans,  charitable  institutions,  corporations,  trusts and other  investment companies.  As of December 31, 2002, Pilgrim Baxter managed assets worth in excess of $8.6 billion.

         The portfolio  managers  responsible  for management of the AST PBHG Small-Cap  Growth  Portfolio are James M. Smith,  CFA and
Jerome J.  Heppelmann,  CFA. They have managed the Portfolio  since Pilgrim  Baxter  became the  Portfolio's  sub-advisor  in September
2001.  Mr.  Smith  joined  Pilgrim  Baxter  in 1993 as a  portfolio  manager  and has  over 21  years of  equity  portfolio  management experience.  Mr. Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         T. Rowe Price  International,  Inc. ("T. Rowe  International"),  100 East Pratt Street,  Baltimore,  Maryland 21202, serves as
Sub-advisor for the AST T. Rowe Price Global Bond Portfolio.  T. Rowe  International is a wholly-owned  subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming  International,  Inc., a joint venture in which T. Rowe Price was a participant that was founded in
1979. T. Rowe  International  is one of the world's largest  international  mutual fund asset managers with  approximately  $18 billion under management as of December 31, 2002 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory group that has day-to-day  responsibility  for managing the Portfolio and developing and executing the Portfolio's  investment program. The advisory group consists of Christopher Rothery,  William T. Reynolds,  Daniel O.
Shackelford,  Ian Kelson,  Greg Fisher and Michael  Conelius.  Mr.  Rothery  joined T. Rowe  International  in 1994 and has 13 years of experience managing  multi-currency  fixed-income  portfolios.  Mr. T. Reynolds,  CFA, CIC, is Director of T. Rowe Price's Fixed Income
Division and joined the firm in 1981.  Mr. O.  Shackelford,  CFA joined T. Rowe Price in 1999;  prior to that he was the  Principal and
Head of Fixed Income for Investment  Counselors of Maryland.  Mr. Kelson joined T. Rowe  International  in November 2000.  From 1985 to
2000, Mr. Kelson was head of Fixed Income at Morgan  Grenfell/Deutsche  Asset Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global  fixed income  assets.  Mr.  Fisher  joined T. Rowe  International  in November  2000.  From 1989 to 2000 Mr.
Fisher was Chief Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

Fees and Expenses:

         Investment  Management Fees.  ASISI receives a fee,  payable each month, for the performance of its services.  ASISI pays each
Sub-advisor  a portion of such fee for the  performance  of the  Sub-advisory  services at no  additional  cost to any  Portfolio.  The
Investment  Management fee for each  Portfolio will differ,  reflecting the differing  objectives,  policies and  restrictions  of each
Portfolio.  Each  Portfolio's  fee is accrued daily for the purposes of determining  the sale and redemption  price of the  Portfolio's shares.  Each  Portfolio  will pay advisory fees under its New  Management  Agreement at the same advisory fee rate  currently  paid by such Portfolio under its Current Management Agreement. PI will not receive a fee for its services under the New Management Agreements.

         The fees paid to ASISI for the fiscal year ended  December 31, 2002 by each  Portfolio  that was in operation  for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST American Century International Growth Portfolio:                                         1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.90%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST Goldman Sachs Concentrated Growth Portfolio:                                             0.87%
AST INVESCO Capital Income Portfolio:                                                        0.75%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various  asset  levels,  and the fees  payable by ASISI to each of the  Sub-advisors,  please  see the  Trust's  SAI under  "Investment
Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements of additional information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees,  brokerage  commissions, custodial,  transfer and shareholder  servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of trustee and shareholder  meetings.  The Trust may also pay Participating  Insurance  Companies for printing  and delivery of certain  documents  (including  prospectuses,  semi-annual  and annual  reports and any proxy  materials)  to holders of variable  annuity  contracts  and variable  life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan.  The  Trust has  adopted a  Distribution  Plan  (the  "Distribution  Plan")  under  Rule  12b-1  under the
Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of ASISI,  to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan,  transactions for the purchase and sale of securities for a Portfolio may be directed  to certain  brokers for  execution  ("clearing  brokers")  who have  agreed to pay part of the  brokerage  commissions received on these  transactions  to ASM for  "introducing"  transactions  to the clearing  broker.  In turn, ASM will use the brokerage commissions  received as an introducing broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio  intends to distribute  substantially  all its net investment  income.  Dividends  from  investment  income are expected  to be declared  and  distributed  annually,  although  the  Trustees  of the Trust may decide to declare  dividends  at other intervals.  Similarly,  any net realized  long- and  short-term  capital gains of each  Portfolio  will be declared and  distributed at least annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan participants)  in the form of  additional  shares  (not in cash).  The result is that the  investment  performance  of the  Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts  or  variable  life  insurance  policies  should  consult  the  prospectuses  of their respective  contracts or policies for information on the federal income tax consequences to such holders,  and plan participants should consult any  applicable  plan  documents for  information on the federal income tax  consequences  to such  participants.  In addition, variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax  consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS:
The financial  highlights table is intended to help you understand the Portfolios'  financial  performance for the past five years (or, for  Portfolios  that have not been in operation  for five years,  since their  inceptions).  Certain  information  reflects  financial results for a single  Portfolio  share.  The total returns in the table  represent the rate that an investor  would have earned or lost in a  Portfolio.  The  information  has been  audited by Deloitte & Touche LLP,  the Trust's  independent  auditors.  The report of the independent  auditors,  along with the Portfolios'  financial  statements,  are included in the annual reports of the separate accounts funding the variable annuity  contracts and variable life insurance  policies,  which are available  without charge upon request to the
Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                       INCREASE (DECREASE) FROM                  LESS DISTRIBUTIONS
                                                                                                 ------------------
                                                        INVESTMENT OPERATIONS
                                                        ---------------------
                                                                                                                              NET
                                    NET ASSET   NET             NET                                                           ASSET
                                    VALUE       INVESTMENT   REALIZED &    TOTAL FROM   FROM NET   FROM NET                   VALUE
                         PERIOD     BEGINNING   INCOME       UNREALIZED    INVESTMENT   INVESTMENT REALIZED        TOTAL      END OF
       PORTFOLIO           ENDED    OF PERIOD     (LOSS)    GAIN (LOSS)    OPERATIONS    INCOME      GAINS     DISTRIBUTIONS   PERIOD

AST Goldman Sachs      12/31/02  $   23.97   $   0.06    $   (7.18)   $   (7.12)   $   (0.14) $   --        $   (0.14)    $   16.71
Concentrated Growth    12/31/01      35.08       0.13       (11.24)      (11.11)       --         --                          23.97
                       12/31/00      55.21      (0.06)      (15.55)      (15.61)       (0.07)     (4.45)        (4.52)        35.08
                       12/31/99      37.00       0.05        19.65        19.70        --         (1.49)        (1.49)        55.21
                       12/31/98      23.15       0.04        15.10        15.14        (0.08)     (1.21)        (1.29)        37.00

AST Neuberger Berman   12/31/02  $   15.41   $   0.03    $   (1.56)   $   (1.53)   $   (0.08) $   (0.71)    $   (0.79)    $   13.09
Mid-Cap Value++        12/31/01      16.85       0.08        (0.60)       (0.52)       (0.02)     (0.90)        (0.92)        15.41
                       12/31/00      13.32       0.02         3.60         3.62        (0.04)     (0.05)        (0.09)        16.85
                       12/31/99      13.16       0.10         0.60         0.70        (0.24)     (0.30)        (0.54)        13.32
                       12/31/98      15.15       0.21        (0.52)       (0.31)       (0.36)     (1.32)        (1.68)        13.16

AST INVESCO            12/31/02  $   15.59   $   0.30    $   (2.96)   $   (2.66)   $   (0.38)$   --         $   (0.38)    $   12.55
Capital Income         12/31/01     17.59        0.34        (1.82)       (1.48)       (0.36)     (0.16)        (0.52)        15.59
                       12/31/00     18.65        0.38         0.32         0.70        (0.36)     (1.40)        (1.76)        17.59
                       12/31/99     17.50        0.36         1.61         1.97        (0.32)     (0.50)        (0.82)        18.65
                       12/31/98     16.51        0.31         1.81         2.12        (0.32)     (0.81)        (1.13)        17.50

AST PBHG Small-Cap     12/31/02 $   15.87   $   (0.13)   $   (5.33)   $   (5.46)   $   --     $   --        $   --        $   10.41
Growth**               12/31/01     20.30       (0.07)       (1.27)       (1.34)       --         (3.09)        (3.09)        15.87
12/31/00               42.61       (0.22)      (18.08)      (18.30)       --           (4.01)     (4.01)        20.30
                       12/31/99     17.61       (0.03)       25.03        25.00        --         --            --            42.61
                       12/31/98     17.81       (0.08)        0.73         0.65        --         (0.85)        (0.85)        17.61

AST T. Rowe Price      12/31/02  $   9.65    $   0.05     $   1.40     $   1.45    $   --     $   --        $   --        $   11.10
Global Bond***         12/31/01      9.40        0.56        (0.31)        0.25        --         --            --             9.65
                       12/31/00      9.60        0.48        (0.53)       (0.05)       (0.15)     --            (0.15)         9.40
                       12/31/99     11.46        0.33        (1.25)       (0.92)       (0.71)     (0.23)        (0.94)         9.60
                       12/31/98     10.11        0.52         0.94         1.46        (0.03)     (0.08)        (0.11)        11.46

AST American Century   12/31/02   $  12.17  $    0.09    $   (2.46)   $   (2.37)  $    --     $   --        $   --          $  9.80
International Growth*+ 12/31/01      18.16       0.13        (4.83)       (4.70)       (0.08)     (1.21)        (1.29)        12.17
                       12/31/00      22.40       0.03        (3.45)       (3.42)       --         (0.82)        (0.82)        18.16
                       12/31/99      13.66      (0.04)        8.88         8.84        --         (0.10)        (0.10)        22.40
                       12/31/98      11.52       0.03         2.12         2.15        (0.01)     --            (0.01)        13.66

AST Alger All-Cap      12/31/02 $    5.70   $   (0.04)   $   (2.00)   $   (2.04)   $   --     $   --        $   --        $    3.66
Growth                 12/31/01      6.84       (0.02)       (1.12)       (1.14)       --         --            --             5.70
                       12/31/00     10.00       --           (3.16)       (3.16)       --         --            --             6.84

---------------------------------------------------------------------------------------------------------------------------------------
 (1) Commenced operations on January 3, 2000.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
++Prior to May 1, 1998,  Federated  Investment  Counseling  served as Sub-advisor to the AST Neuberger  Berman Mid-Cap Value  Portfolio
(formerly,  the Federated  Utility Income  Portfolio).  Neuberger  Berman  Management,  Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
** From January 1, 1999 to September 14, 2001,  Janus Capital  Management LLC served as  Sub-advisor  to the AST PBHG Small-Cap  Growth
Portfolio  (formerly,  the AST Janus Small-Cap  Growth  Portfolio).  Prior to January 1, 1999,  Founders Asset Management LLC served as
Sub-advisor to the Portfolio.  Pilgrim Baxter & Associates, Ltd. has served as Sub-advisor to the Portfolio since September 17, 2001.
*** Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price International Bond Portfolio.
*+ Acquired the AST American Century International Growth Portfolio II on September 24, 2001.

                                                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                                                 TO AVERAGE NET ASSETS*
                         -----------------                                                 ----------------------
                                                                       AFTER ADVISORY RATIO      FEE WAIVER AND      BEFORE INVESTMENT
ADVISORY INCOME TOTAL     NET ASSETS AT END     PORTFOLIO TURNOVER    OF NET FEE WAIVER AND         EXPENSE         (LOSS) TO AVERAGE
                     -                                                                                     -
        RETURN           OF PERIOD (IN 000'S)          RATE           EXPENSE REIMBURSEMENT      REIMBURSEMENT          NET ASSETS
        ------                     ----------          ----                  --------------      -------------          ----------

       (29.84%)            $1,147,612                 109%                 1.06%                  1.09%                  0.23%
       (31.67%)             2,452,732                  46%                 1.04%                  1.07%                  0.45%
       (30.97%)             4,262,410                  34%                 1.00%                  1.04%                 (0.13%)
        55.01%              5,923,778                  35%                 1.00%                  1.04%                  0.12%
        68.26%              3,255,658                  42%                 1.02%                  1.04%                  0.16%

       (10.56%)           $   760,973                  92%                 1.16%                  1.16%                .20%
        (3.03%)             1,003,034                 221%                 1.22%                  1.22%                  0.55%
        27.49%                978,649                 220%                 1.24%                  1.24%                  0.19%
         5.67%                664,383                 176%                 1.13%                  1.13%                  0.39%
        (2.33%)               271,968                 208%                 1.05%                  1.05%                  1.83%

       (17.49%)           $   660,533                  32%                 0.95%                  0.95%                  1.80%
        (8.59%)             1,029,069                  26%                 0.91%                  0.92%                  2.17%
         4.74%              1,173,070                  55%                 0.94%                  0.95%                  2.25%
        11.74%              1,048,064                  76%                 0.93%                  0.93%                  2.10%
        13.34%                831,482                  67%                 0.93%                  0.93%                  2.17%

       (34.41%)           $   254,026                 123%                 1.23%                  1.23%                 (0.74%)
        (6.47%)               494,900                 136%                 1.16%                  1.16%                 (0.51%)
       (48.16%)               592,038                  85%                 1.07%                  1.07%                 (0.54%)
       141.96%              1,443,211                 116%                 1.08%                  1.08%                 (0.46%)
         3.49%                285,847                 100%                 1.12%                  1.12%                 (0.53%)

        15.03%            $   209,594                 323%                 1.06%                  1.06%                  3.13%
         2.66%                108,014                 187%                 0.87%                  1.08%                  4.83%
        (0.45%)               122,200                 171%                 1.12%                  1.12%                  4.35%
        (8.33%)               138,144                 106%                 1.11%                  1.11%                  3.51%
        14.72%                147,973                 136%                 1.11%                  1.11%                  4.78%

       (19.47%)           $   373,998                 236%                 1.25%                  1.25%                  0.73%
       (27.27%)               518,126                 176%                 1.28%                  1.28%                  0.56%
       (16.10%)               332,504                 126%                 1.27%                  1.27%                 (0.04%)
        65.20%                154,226                 112%                 1.50%                  1.50%                 (0.32%)
        18.68%                 77,733                 220%                 1.65%                  1.65%                  0.10%

       (35.79%)           $   323,286                 182%                 1.29%                  1.29%                 (0.67%)
---------------------------------------------------------------------------------------------------------------------------------------
       (16.67%)               743,059                 150%                 1.20%                  1.20%                 (0.37%)
       (31.60%)               205,079                 123%                 1.24%                  1.24%                 (0.05%)

---------------------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description  of certain  securities  and  investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such  securities  and  investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information  about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security or use an investment  method is described above or in the Trust's SAI under  "Investment  Objectives and Policies." As noted below,  however,  certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted by the investment  objectives  and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may purchase and write (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures  contracts  and use options on futures contracts,  and enter into swap agreements with respect to foreign  currencies,  interest rates,  and securities  indices.  In general, derivative  instruments  are  securities  or other  instruments  whose  value is  derived  from or  related  to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some  derivatives and derivative  strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A
Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency  exchange rates or securities  prices,  to generate  income,  as a low cost method of gaining  exposure to a particular  securities  market  without  investing  directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of  derivative instruments will not correspond exactly with those of the investments from which they are derived.  In addition,  strategies  involving derivative  instruments  that are  intended  to  reduce  the risk of loss  can also  reduce  the  opportunity  for  gain.  Furthermore, regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a
Portfolio  being unable to purchase or sell  securities  when it would  otherwise  be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio  may also be unable to close out its  derivatives  positions  when  desired.
There is no assurance  that a Portfolio  will engage in  derivative  transactions.  Certain  derivative  instruments  and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or write  (sell)  call or put options on  securities,  financial  indices or currencies.  The  purchaser  of an option on a security or currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put option) the security or currency at a specified  price  within a limited  period of time.  Upon  exercise by the purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security at the exercise price. An option on a securities  index is similar to an option on an  individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

         A  Portfolio  will pay a premium to the party  writing  the option  when it  purchases  an option.  In order for a call option purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently  above the exercise price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security subject to the option or has the right to acquire it without  additional  cost or, if additional  cash  consideration  is required,  cash or other assets  determined  to be liquid in such amount are  segregated  on the  Portfolios'  records).  By writing a call option,  a Portfolio assumes  the risk that it may be  required  to deliver a  security  for a price  lower than its market  value at the time the option is exercised.  Effectively,  a Portfolio  that writes a covered call option  gives up the  opportunity  for gain above the exercise  price should the market price of the underlying  security increase,  but retains the risk of loss should the price of the underlying security decline.  A Portfolio  will write call  options in order to obtain a return from the  premiums  received  and will retain the  premiums whether or not the  options  are  exercised,  which will help  offset a decline in the market  value of the  underlying  securities.  A
Portfolio  that  writes a put option  likewise  receives a premium,  but  assumes  the risk that it may be  required  to  purchase  the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the  underlying  security.
Any such sale would  result in a gain or loss  depending  on whether  the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the  option.  A Portfolio  may  terminate  an option it has  written by  entering  into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman Mid-Cap Value Portfolio) may enter into  financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the securities or currency called for in the contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified  future time.
Financial  futures  contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually settled  through net cash payments rather than through actual delivery of the securities  underlying the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the  difference  between the stock index value when the contract  expires and the price  specified in the  contract.  A Portfolio may use futures  contracts to hedge  against  movements in securities  prices,  interest  rates or currency  exchange  rates,  or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the purchaser  the right,  in return for the premium paid, to assume a position in the contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is  required  upon  exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock indices for purposes  other than bona fide hedging transactions  (as  defined by the CFTC) if as a result the sum of the initial  margin  deposits  and  premiums  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter into any futures contracts if the aggregate amount of that Portfolio's  commitments  under outstanding  futures contracts positions would exceed the market value of its total assets.

         Risks of Options  and Futures  Contracts.  Options and futures  contracts  can be highly  volatile  and their use can reduce a
Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future  movements in securities  prices, interest rates,  currency exchange rates, and other economic  factors.  If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments,  and such markets do not move in the predicted  direction, the Portfolio  could be left in a less favorable  position than if such  strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other risks inherent in the use of options and futures are (a) the risk of imperfect  correlation  between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are  different  from those needed to select  portfolio  securities  and (c) the possible  need to defer  closing out certain  positions to avoid adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases the more the holdings of the  Portfolio  differ from the  composition  of the relevant  index.  These instruments may not have a liquid secondary market.  Option positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about  corporate  actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing  countries, many of the Funds may invest in these  securities  to some  degree.  Many of the risks  described  above with  respect to  investing in foreign issuers are accentuated when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the  securities  markets  in those  countries  may be less  liquid or  subject  to  inadequate  government regulation and supervision.  Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies against the U.S.  dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in  developing  countries  may be more  volatile  and, in the case of debt  securities,  more  uncertain  as to payment of interest and principal.  Investments  in  developing  countries  may  include  securities  created  through  the Brady  Plan,  under  which  certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments  in  foreign  securities  may be  denominated  in  foreign  currencies.  The  value  of a
Portfolio's  investments  denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and exchange control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange  rates.  Foreign currency  exchange  rates  generally  are  determined  by the  forces of supply  and  demand in  foreign  exchange  markets,  including perceptions  of the relative  merits of  investment  in different  countries,  actual or perceived  changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably by the intervention or the failure to intervene by U.S.
or foreign  governments or central banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a
Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the  transaction.  Alternatively,  a Portfolio  may enter into forward  foreign  currency  exchange  contracts.  A forward  contract involves  an  obligation  to  purchase  or sell a  specified  currency  at a  specified  future  date at a price set at the time of the contract.  A Portfolio  may enter into a forward  contract to increase  exposure to a foreign  currency when it wishes to "lock in" the
U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as
"transaction  hedging." In addition,  when a Portfolio's  Sub-advisor  believes that the currency of a particular country may suffer or enjoy a significant  movement  compared to another  currency,  the Portfolio may enter into a forward contract to sell or buy the first foreign  currency (or a currency that acts as a proxy for such  currency).  This  practice may be referred to as  "portfolio  hedging."
In any event,  the precise  matching of the forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio  will enter into a forward  contract if it would be  obligated to sell an amount of foreign  currency in excess of the value of the Fund's  securities  or other assets  denominated  in or exposed to that  currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in or exposed to the related  currency  unless open  positions in forwards used for non-hedging  purposes are covered by the segregation on the Portfolios'  records of assets  determined to be liquid and marked to market daily.  The effect of entering into a forward  contract on a  Portfolio's  share price will be similar to selling  securities denominated in one currency and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a Portfolio's losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the securities if the currency's value  moves in a direction  not  anticipated  by the  Sub-advisor.  In  addition,  foreign  currency  hedging  may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks  represent  shares of  ownership  in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before common stocks in its claim on the company's  income for purposes of receiving  dividend  payments and on the company's assets in the event of liquidation.  (Some of the Sub-advisors  consider  preferred stocks to be equity  securities for purposes of the various  Portfolios'  investment  policies and restrictions,  while others consider them fixed income  securities.)  After other claims are  satisfied,  common  stockholders  participate  in company  profits on a pro rata basis;  profits may be paid out in  dividends  or reinvested in the company to help it grow.  Increases and decreases in earnings are usually  reflected in a company's  stock price,  so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios  that invest  primarily in equity  securities,  may invest to some degree in bonds, notes,  debentures and other obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and principal  payments as they come due. The ratings  given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's  Corporation
("S&P"),  which are  described in detail in the Appendix to the Trust's SAI,  provide a generally  useful guide as to such credit risk.
The lower the rating,  the greater the credit risk the rating service  perceives to exist with respect to the security.  Increasing the amount of Portfolio assets invested in lower-rated  securities  generally will increase the Portfolio's  income, but also will increase the credit  risk to which the  Portfolio  is  subject.  Market  risk  relates to the fact that the  prices of fixed  income  securities generally  will be affected by changes in the level of interest  rates in the  markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by
Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to  greater  credit  risk than  higher-rated  bonds.  In addition,  the market for lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds, and the prices of lower-rated  high-yield  bonds may  fluctuate  more than the prices of  higher-rated  bonds,  particularly  in times of market  stress.
Because  the risk of  default  is higher in  lower-rated  bonds,  a  Sub-advisor's  research  and  analysis  tend to be very  important ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the  premium  would  be lost in the  event of  prepayment.  Prepayments  on some  mortgage-backed  securities  may  necessitate  that a
Portfolio  find  other  investments,  which,  because of  intervening  market  changes,  will  often  offer a lower rate of return.  In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be  subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage  pass-through  securities that have been  divided  into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the  interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments) on the underlying  mortgage loans. If the underlying  mortgages  experience  higher  than  anticipated  prepayments,  an  investor  in an IO class of a stripped  mortgage-backed security  may fail to  recoup  fully its  initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security guaranteed by the U.S. Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments,  the price on a PO class will be affected more severely than would be the case with a  traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually are similar to mortgage  pass-through  securities,  but they are secured by and payable from  payments  on assets  such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The  credit  quality of these securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in  convertible  securities.  Convertible  securities  are bonds,  notes,  debentures and preferred  stocks that may be converted  into or exchanged  for shares of common stock.  Many  convertible  securities  are rated below investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's  balance sheet.
Convertible  securities  generally  participate  in the  appreciation  or  depreciation  of the  underlying  stock  into which they are convertible,  but to a lesser  degree.  Frequently,  convertible  securities  are  callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST Neuberger  Berman  Mid-Cap Value  Portfolio)  may purchase  securities on a  when-issued, delayed-delivery  or forward  commitment  basis.  These  transactions  generally  involve the  purchase of a security  with payment and delivery due at some time in the future.  A Portfolio  does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete the sale, the Portfolio may lose the  opportunity to obtain a favorable  price and yield.  While the  Portfolios  will  generally  engage in such  when-issued, delayed-delivery  and forward commitment  transactions with the intent of actually acquiring the securities,  a Portfolio may sometimes sell such a security prior to the settlement date.

         Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses  on the  security.  If the  other  party to such a  transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject  to  guidelines  adopted  by the  Trustees  of the  Trust,  each  Portfolio  may invest up to 15% of its net assets in illiquid  securities.  Illiquid  securities  are those that,  because of the absence of a readily  available  market or due to legal or contractual  restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the  Portfolio has valued the  investment.  Therefore,  a Portfolio  may find it difficult to sell illiquid  securities at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Portfolio's  Sub-advisor  under the  guidelines  adopted  by the  Trustees  of the  Trust.  However,  the  liquidity  of a  Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio  purchases a security  and obtains a  simultaneous  commitment  from the seller to  repurchase  the  security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased security.  Repurchase  agreements  must be  fully  collateralized  and  can be  entered  into  only  with  well-established  banks  and broker-dealers  that  have been  deemed  creditworthy  by the  Sub-advisor.  Repurchase  transactions  are  intended  to be  short-term transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters  into a  repurchase  agreement  may lose money in the event that the other  party  defaults  on its obligation  and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio  also might incur a loss if the value of the  collateral  declines,  and it might  incur  costs in selling the  collateral  or  asserting  its legal  rights  under the agreement.  If a defaulting seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Neuberger  Berman Mid-Cap Value Portfolio and the AST Goldman Sachs  Concentrated
Growth  Portfolio) may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a Portfolio sells a portfolio instrument  and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing  money,  may increase  fluctuations  in a Portfolio's  share price.
When entering into a reverse  repurchase  agreement,  a Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio,  for any reason,  have borrowings that do not meet the above test, such Portfolio must reduce such  borrowings so as to meet the necessary test within three business days.  Certain  Portfolios  (the AST
Neuberger  Berman  Mid-Cap  Value  Portfolio)  will not purchase  securities  when  outstanding  borrowings  are greater than 5% of the
Portfolio's total assets.  If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may lend  securities  with a value of up to 33 1/3% of its  total  assets  to  broker-dealers,  institutional investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically  pass to the  borrower,  although a Portfolio has the right to terminate a securities  loan,  usually  within three  business days,  in order  to vote on  significant  matters  or for  other  reasons.  All  securities  loans  will be  collateralized  by cash or securities  issued or  guaranteed  by the U.S.  Government  or its  agencies at least equal in value to the market  value of the loaned securities.  Any cash  collateral  received  by a Portfolio  in  connection  with such loans  normally  will be invested in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the  investment of cash collateral  would be borne by the lending  Portfolio.  The Portfolio  could also suffer a loss where the value of the collateral  falls below the market value of the  borrowed  securities,  in the event of a Borrower's  default.  These  events could  trigger  adverse tax consequences to a Portfolio.  Lending  securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from  recovering the collateral if the borrower fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the Sub-advisors  for the various  Portfolios can  "sweep"  excess  cash  balances  of the  Portfolios  to those  funds for  temporary  investment  purposes.  In  addition,  certain
Sub-advisors  may invest Portfolio  assets in money market funds that they advise or in other  investment  companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their  proportionate share of such funds' expenses.  Furthermore,  some Portfolios may focus their investments in mutual funds.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a securities  exchange.  An ETF  represents  a fixed  portfolio of securities  designed to track a particular  market index.  Consistent with their  respective  investment  objectives and when otherwise permissible,  the various  portfolios  could purchase an ETF to temporarily  gain exposure to a portion of the U.S. or a foreign market while  awaiting  purchase of underlying  securities.  The risks of owning an ETF generally  reflect the risks of owning the  underlying securities  they are  designed  to track,  although  lack of  liquidity  in an ETF could  result in it being more  volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST American  Century  International  Growth  Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST Goldman Sachs
Concentrated  Growth Portfolio and the AST INVESCO Capital Income  Portfolio,  make short sales "against the box." A short sale against the box involves  selling a security that the Portfolio owns, or has the right to obtain without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio may make a short sale against the box to hedge against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short  increases  instead,  the Portfolio  loses the  opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain Portfolios may participate in the initial public offering ("IPO") market,  and a portion of a Portfolio's  returns may be  attributable  to  Portfolio  investments  in IPOs.  There is no  guarantee  that as a  Portfolio's  assets  grow it will be able to experience  significant  improvement  in  performance  by investing in IPOs. A  Portfolio's  purchase of shares issued as part of, or a short period after,  companies' IPOs,  exposes it to the risks  associated with companies that have little operating  history as public companies,  as well as to the risks  inherent  in those  sectors of the market  where  these new  issuers  operate.  The market for IPO issuers has been volatile,  and share prices of  newly-public  companies have  fluctuated in significant  amounts over short periods of time.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisors
American Century Investment Management, Inc.
Fred Alger Management, Inc.
Goldman Sachs Asset Management, L.P.
INVESCO Funds Group, Inc.
Neuberger Berman Management Inc.
Pilgrim Baxter & Associates, Ltd.
T. Rowe Price International, Inc.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling (800) 752-6342 or by writing to the American  Skandia Trust at One Corporate
Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information  about the Portfolios'  investments is available in the annual and semi-annual reports to holders of variable  annuity  contracts  and  variable  life  insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected each Portfolio's  performance  during its last fiscal year.  The  Statement of Additional  Information  and  additional  copies of annual and  semi-annual  reports are available without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the Trust, in accordance with applicable  laws and  regulations,  may begin mailing only one copy of the Trust's  prospectus, prospectus supplements,  annual and semi-annual reports, proxy statements and information  statements,  or any other required documents to your address  even if more than one  shareholder  lives  there.  If you have  previously  consented  to have any of these  documents delivered to multiple  investors at a shared address,  as required by law, and wish to revoke this consent of otherwise would prefer to continue to receive  your own copy,  you should call  1-800-SKANDIA  or write to "American  Skandia  Trust,  c/o American  Skandia Life
Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT 06601-9642.  The Trust will begin sending  individual  copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities  and Exchange  Commission  (including the Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  publicinfo@sec.gov  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
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The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
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Investment Company Act File No. 811-5186